                                                                    EXHIBIT 23-b

                                CONSENT OF EXPERT

        I consent to the reference to me under the headings "Item 1. Business - Environmental Matters" and "Item 3. Legal Proceedings" in the Annual Report on Form 10-K of ArvinMeritor, Inc. ("ArvinMeritor") for the year ended September 30, 2001, and to the incorporation by reference of such reference into the following Registration Statements of ArvinMeritor:

        Form          Registration No.      Purpose
        ----          ----------------      -------
        S-3           333-58760             Registration of debt securities

        S-8           333-53396             ArvinMeritor, Inc. Savings Plan

        S-8           333-53498             ArvinMeritor, Inc. Hourly Employees
                                            Savings Plan

        S-8           333-49610             1997 Long-Term Incentives Plan

        S-8           333-42012             Employee Stock Benefit Plan, 1988 Stock
                                            Benefit Plan and 1998 Employee Stock Benefit Plan

        S-3           333-43110             Arvin Industries, Inc. Employee Savings
                                            Plan

        S-3           333-43112             Arvin Industries, Inc. Employee Stock
                                            Benefit Plan

        S-3           333-43116             Arvin Industries, Inc. 1998 Stock Benefit
                                            Plan

        S-3           333-43118             Arvin Industries, Inc. 1988 Stock Benefit
                                            Plan

        S-3           333-43146             Arvin Industries, Inc. Savings Plan


                                            /s/ Vernon G. Baker, II
                                            -----------------------
                                            Vernon G. Baker, II
                                            Senior Vice President and General Counsel of
                                            ArvinMeritor, Inc.
Date:  December 19, 2001
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